UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2010 (May 6, 2010)

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NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-13489	52-2057472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street
Murfreesboro, Tennessee	37130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of the shareholders of National HealthCare Corporation (“the Company”) held on May 6, 2010, the shareholders of the Company approved the 2010 Omnibus Equity Incentive Plan (the “2010 Equity Incentive Plan”) and approved the Second Amendment to the Amended NHC Executive Officer Performance Based Compensation Plan (the “Plan”).

The 2010 Equity Incentive Plan is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 1, 2010.

The Amended NHC Executive Officer Performance Based Compensation Plan is described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 1, 2010.

Item 5.07.

Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of National HealthCare Corporation was held on May 6, 2010.  The following is a summary of the matters voted upon and approved by the Company’s shareholders at the Annual Meeting:

Proposal I:

The reelections of Richard F. LaRoche, Jr. and Lawrence C. Tucker as directors for terms of three years or until their successors are duly elected and qualified.

	For	Withheld
Richard F. LaRoche, Jr.	10,966,311	1,895,969
Lawrence C. Tucker	9,947,754	2,914,526

Proposal II:

The ratification the implementation of the National HealthCare Corporation 2010 Omnibus Equity Incentive Plan pursuant to which 1,200,000 shares will be available to grant for restricted stock, stock appreciation rights, stock options and employee stock purchase plan needs.

For	Against	Abstain
10,455,087	2,385,538	21,655

Proposal III:

The approval of an amendment to the existing shareholder approved “NHC Executive Officer Performance Based Compensation Plan”.

For	Against	Abstain
9,967,859	2,858,511	35,910

Brokers did not have discretionary voting authority on any matter presented at the annual meeting and, as a result broker non-votes cannot be determined.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description of Exhibit
10.1	National HealthCare Corporation 2010 Omnibus Equity Incentive Plan (incorporated by reference to Exhibit A to the Company’s 2010 Proxy Statement filed with the SEC on April 1, 2010)
10.2	Amended NHC Executive Officer Performance Based Compensation Plan (incorporated by reference to Exhibit B to the Company’s 2010 Proxy Statement filed with the SEC on April 1, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

May 7, 2010

NATIONAL HEALTHCARE CORPORATION

By:  /s/ Robert G. Adams

Name: Robert G. Adams

Title:   Chief Executive Officer